LVIP UBS Large Cap Growth RPM Fund (the “Fund”) Supplement Dated December 3, 2012 to the Prospectus Dated April 30, 2012, as supplemented August 27, 2012

This Supplement updates certain information in the Fund’s Prospectus. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip. Please separate this Supplement and keep it with your Prospectus records.

The following changes are effective December 3, 2012.

The following replaces “UBS Portfolio Manager” on page 3:

UBS Portfolio Managers	Company Title	Experience w/ Fund

Paul A. Graham	Managing Director	Since December 2012

Saverio (Sam) Console	Executive Director	Since December 2012

Peter J. Bye	Executive Director	Since December 2012

The following replaces “UBS Portfolio Managers” on page 6:

UBS Portfolio Managers

Paul A. Graham is a co-portfolio manager of the Fund and is responsible for managing the Fund’s portfolio and reviewing its overall composition. Mr. Graham joined UBS in 1994 and is currently a Managing Director of UBS Global AM. Mr. Graham has overall responsibility for all aspects of growth investing strategies at UBS Global AM.

Saverio (Sam) Console is a co-portfolio manager of the Fund and is responsible for managing the Fund’s portfolio and reviewing its overall composition. Mr. Console joined UBS in 1997 and is currently an Executive Director of UBS Global AM. Prior to assuming his role on the U.S. Large Cap Growth Equity portfolio construction team in 2005, he was responsible for providing research and analytical support, including database management, development of valuation models and creation of trade communications systems for the Growth Investors group.

Peter J. Bye is a co-portfolio manager of the Fund and is responsible for managing the Fund’s portfolio and reviewing its overall composition. Mr. By joined UBS in 2010 and is currently an Executive Director of UBS Global AM. Prior to joining UBS, Mr. Bye worked for 12 years in equity research covering healthcare sectors at Cowen & Co., Citigroup, Wachovia and, most recently, Jefferies and Co.